EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2001 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   8th   day of   February  , 2001.

(SEAL)

/s/ A. Dean Arganbright
 Director

EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2001 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   8th   day of   February  , 2001.

(SEAL)

/s/ Michael S. Ariens
 Director

EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2001 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   8th   day of   February  , 2001.

(SEAL)

/s/ Richard A. Bemis
 Director

EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2001 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   8th   day of   February  , 2001.

(SEAL)

/s/ Robert C. Gallagher
 Director

EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2001 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   8th   day of   February  , 2001.

(SEAL)

/s/ Kathryn M. Hasselblad-Pascale
 Director

EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2001 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   8th   day of   February  , 2001.

(SEAL)

/s/ James L. Kemerling
 Director

EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2001 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   8th   day of   February  , 2001.

(SEAL)

/s/ John C. Meng
 Director

EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 31, 2001 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints L. L. Weyers, P. D. Schrickel, and B. J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   8th   day of   February  , 2001.

(SEAL)

/s/ Larry L. Weyers
 Director